UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2024

CompoSecure, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39687	85-2749902
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

309 Pierce Street Somerset, New Jersey	08873
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 518-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	CMPO	Nasdaq Global Market

Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock	CMPOW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01   Entry into a Material Definitive Agreement.

On December 30, 2024, CompoSecure, Inc. (the “Company” or “CompoSecure”) announced a plan to spin off a newly formed entity, Resolute Holdings Management, Inc. (“Resolute Holdings”), to the Company’s existing stockholders, subject to customary conditions (the “Spin-Off”). In connection with the planned Spin-Off, on December 30, 2024, CompoSecure Holdings, L.L.C. (“CompoSecure Holdings”), CompoSecure, L.L.C., Arculus Holdings, L.L.C. as loan parties (the “Loan Parties”), JPMorgan Chase Bank, National Association, as administrative agent and the lenders party thereto entered into an Amendment No. 1 and Limited Waiver (the “Amendment”) to the Company’s Fourth A&R Credit Agreement dated as of August 7, 2024 (the “Credit Agreement”). The Amendment amended the Credit Agreement to permit and waive certain conditions relating to the Spin-Off and the transactions contemplated thereby, including the execution and performance of the management agreement to be entered into by and between CompoSecure Holdings and Resolute Holdings. The Amendment also made conforming changes to certain covenants and amended the Credit Agreement to permit the Loan Parties to make additional investments, subject to satisfaction on a pro forma basis of certain covenants.

The foregoing summary of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1 and which is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 1 to Fourth Amended and Restated Credit Agreement and Limited Waiver, dated December 30, 2024, by and among CompoSecure Holdings, L.L.C., CompoSecure, L.L.C., Arculus Holdings, L.L.C., JPMorgan Chase Bank, National Association, as administrative agent, and the lenders party thereto.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CompoSecure, Inc.
(Registrant)

Date: January 3, 2025	By:	/s/ Steven J. Feder
	Name:	Steven J. Feder
	Title:	General Counsel & Corporate Secretary